Exhibit 21

PEABODY ENERGY CORPORATION

LIST OF SUBSIDIARIES

Name of Subsidiary	State or Other Jurisdiction of Formation
9 East Shipping Limited	United Kingdom
9 East Shipping (Asia) Pte Ltd.	Singapore
American Land Development, LLC	Delaware
American Land Holdings of Colorado, LLC	Delaware
American Land Holdings of Illinois, LLC	Delaware
American Land Holdings of Indiana, LLC	Delaware
American Land Holdings of Kentucky, LLC	Delaware
Big Ridge, Inc.	Illinois
Big Sky Coal Company	Delaware
BTU International BV	Holland
BTU Western Resources, Inc.	Delaware
Burton Coal Pty Ltd.	Queensland, Australia
Carbones Del Guasare, S.A	Venezuela
Carbones Peabody de Venezuela S.A.	Venezuela
Cardinal Gasification Center, LLC	Illinois
Coalsales II, LLC	Delaware
Complejo Siderurgico Del Lago, SA	Venezuela
Conservancy Resources, LLC	Delaware
Desarrollos Venshelf IV, CA	Venezuela
El Segundo Coal Company, LLC	Delaware
Excel Equities International Pty Ltd.	Queensland, Australia
Excelven Pty Ltd.	British Virgin Islands
Peabody Global Funding, LLC	Delaware
Hayden Gulch Terminal, LLC	Delaware
Helensburgh Coal Pty Ltd.	New South Wales, Australia
Hillside Recreational Lands, LLC	Delaware
Islands of Waterside, LLC	Delaware
James River Coal Terminal, LLC	Delaware
Kayenta Mobile Home Park, Inc.	Delaware
Kentucky United Coal LLC	Indiana
Metropolitan Collieries Pty Ltd.	New South Wales, Australia
Middlemount Coal Pty Ltd	Australia
Middlemount Mine Management Pty Ltd.	Australia
Millennium Coal Pty Ltd.	South Australia, Australia
Moffat County Mining, LLC	Delaware
Monto Coal 2 Pty Ltd	Queensland, Australia
New Mexico Coal Resources, LLC	Delaware
Newcastle Coal Infrastructure Group Pty Ltd	New South Wales, Australia
Newhall Funding Company (MBT)	Massachusetts
North Goonyella Coal Mines Pty Ltd.	Queensland, Australia
North Wambo Pty Ltd.	Victoria, Australia
P&L Receivables Company LLC	Delaware
Peabody (Bowen) Pty Ltd.	Queensland, Australia
Peabody (Burton Coal) Pty Ltd.	Queensland, Australia
Peabody (Kogan Creek) Pty Ltd.	Queensland, Australia
Peabody (Wilkie Creek) Pty Ltd.	South Australia, Australia
Peabody Acquisition Co. No. 2 Pty Ltd.	Queensland, Australia
Peabody Acquisition Co. No. 5 Pty Ltd	Queensland, Australia
Peabody Acquisition Cooperative U.A.	Netherlands
Peabody AMBV2 B.V.	Netherlands

Peabody America, LLC	Delaware
Peabody Arclar Mining, LLC	Indiana
Peabody Asset Holdings, LLC	Delaware
Peabody Australia Holdco Pty Ltd.	Queensland, Australia
Peabody Australia Intermediate Pty Ltd	Queensland, Australia
Peabody Australia Mining Pty Ltd.	New South Wales, Australia
Peabody BB Interests Pty Ltd	New South Wales, Australia
Peabody Bear Run Mining, LLC	Delaware
Peabody Bear Run Services, LLC	Delaware
Peabody Bistrotel Pty Ltd	Queensland, Australia
Peabody Budjero Holdings Pty Ltd	Queensland, Australia
Peabody Budjero Pty Ltd	Queensland, Australia
Peabody Caballo Mining, LLC	Delaware
Peabody Capricorn Pty Ltd	Victoria, Australia
Peabody Cardinal Gasification, LLC	Delaware
Peabody China, LLC	Delaware
Peabody CHPP Pty Ltd	Queensland, Australia
Peabody Coal Venezuela Ltd.	Bermuda
Peabody Coalsales Australia Pty Ltd.	Queensland, Australia
Peabody Coalsales, LLC	Delaware
Peabody Coaltrade Asia Private Ltd.	Singapore
Peabody Coaltrade Australia Pty Ltd.	New South Wales, Australia
Peabody Coaltrade GmbH i.L.	Germany
Peabody Coaltrade India Private Ltd	India
Peabody Coaltrade International Limited	England
Peabody Coaltrade, LLC	Delaware
Peabody COALSALES Pacific Pty Ltd	Queensland, Australia
Peabody Colorado Operations, LLC	Delaware
Peabody Colorado Services, LLC	Delaware
Peabody Coppabella Coal Pty Ltd	Queensland, Australia
Peabody Coulterville Mining, LLC	Delaware
Peabody Custom Mining Ltd	Victoria, Australia
Peabody Development Company, LLC	Delaware
Peabody Electricity, LLC	Delaware
Peabody Employment Services, LLC	Delaware
Peabody Energy (Botswana) (Proprietary) Limited	Botswana
Peabody Energy (Gibraltar) Limited	Gibraltar
Peabody Energy Australia Coal Pty Ltd.	New South Wales, Australia
Peabody Energy Australia PCI (C&M Equipment) Pty Ltd	Victoria, Australia
Peabody Energy Australia PCI (C&M Management) Pty Ltd	Queensland, Australia
Peabody Energy Australia PCI Berrigurra Pty Ltd	Queensland, Australia
Peabody Energy Australia PCI Equipment Pty Ltd	Victoria, Australia
Peabody Energy Australia PCI Exploration Pty Ltd	Queensland, Australia
Peabody Energy Australia PCI Financing Pty Ltd	Queensland, Australia
Peabody Energy Australia PCI Management Pty Ltd	Australian Capital Territory, Australia
Peabody Energy Australia PCI Mine Management Pty Ltd	Victoria, Australia
Peabody Energy Australia PCI Pty Ltd	Queensland, Australia
Peabody Energy Australia PCI Rush Pty Ltd	Victoria, Australia
Peabody Energy Australia Pty Ltd	New South Wales, Australia
Peabody Energy Finance Pty Ltd.	Queensland, Australia
Peabody Gateway North Mining, LLC	Delaware
Peabody Gateway Services, LLC	Delaware
Peabody Global Services Pte Ltd.	Singapore
Peabody Holding Company, LLC	Delaware
Peabody Holdings (Gibraltar) Limited	Gibraltar
Peabody Holland BV	Netherlands
Peabody IC Funding Corp.	Delaware

Peabody Illinois Services, LLC	Delaware
Peabody Indiana Services, LLC	Delaware
Peabody International (Gibraltar) Limited	Gibraltar
Peabody International Holdings, LLC	Delaware
Peabody International Investments, Inc.	Delaware
Peabody International Services, Inc.	Delaware
Peabody Investment & Development Business Services Beijing Co., Ltd.	China
Peabody Investments (Gibraltar) Limited	Gibraltar
Peabody Investments Corp.	Delaware
Peabody MCC (Gibraltar) Limited	Gibraltar
Peabody MCC Holdco Pty Ltd.	Queensland, Australia
Peabody Midwest Management Services, LLC	Delaware
Peabody Midwest Mining, LLC	Delaware
Peabody Midwest Operations, LLC	Delaware
Peabody Midwest Services, LLC	Delaware
Peabody Mining (Gibraltar) Limited	Gibraltar
Peabody Mongolia, LLC	Delaware
Peabody Monto Coal Pty Ltd	Queensland, Australia
Peabody Moorvale Pty Ltd.	Queensland, Australia
Peabody Moorvale West Pty Ltd	Victoria, Australia
Peabody Mozambique, Limitada	Mozambique
Peabody Natural Gas, LLC	Delaware
Peabody Natural Resources Company	Delaware
Peabody Netherlands Holding B.V.	Netherlands
Peabody New Mexico Services, LLC	Delaware
Peabody Olive Downs Pty Ltd	Queensland, Australia
Peabody Operations Holding, LLC	Delaware
Peabody Pastoral Holdings Pty Ltd.	Queensland, Australia
Peabody Powder River Mining, LLC	Delaware
Peabody Powder River Operations, LLC	Delaware
Peabody Powder River Services, LLC	Delaware
Peabody Rocky Mountain Management Services, LLC	Delaware
Peabody Rocky Mountain Services, LLC	Delaware
Peabody Sage Creek Mining, LLC	Delaware
Peabody School Creek Mining, LLC	Delaware
Peabody Services Holdings, LLC	Delaware
Peabody Terminals, LLC	Delaware
Peabody Twentymile Mining, LLC	Delaware
Peabody Venezuela Coal Corporation	Delaware
Peabody Venture Fund, LLC	Delaware
Peabody West Burton Pty Ltd	Victoria, Australia
Peabody West Rolleston Pty Ltd	Victoria, Australia
Peabody West Walker Pty Ltd	Victoria, Australia
Peabody Western Coal Company	Delaware
Peabody Wild Boar Mining, LLC	Delaware
Peabody Wild Boar Services, LLC	Delaware
Peabody Williams Fork Mining, LLC	Delaware
Peabody Wyoming Services, LLC	Delaware
Peabody-Waterside Development LLC	Delaware
PEAMCoal Holdings Pty Ltd.	Queensland, Australia
PEAMCoal Pty Ltd.	Queensland, Australia
PEC Equipment Company, LLC	Delaware
PT Peabody Coaltrade Indonesia	Indonesia
PT Peabody Mining Services	Indonesia
Red Mountain Infrastructure Pty Ltd	Australia
Ribfield Pty Ltd	Australia
Sage Creek Holdings, LLC	Delaware
Sage Creek Land & Reserves, LLC	Delaware

Seneca Coal Company, LLC	Delaware
Seneca Property, LLC	Delaware
Shoshone Coal Corporation	Delaware
Sterling Centennial Missouri Insurance Corporation	Missouri
Transportes Coal Sea de Venezuela, CA	Venezuela
Twentymile Coal LLC	Delaware
United Minerals Company LLC	Indiana
Wambo Coal Pty Ltd.	New South Wales, Australia
Wambo Coal Terminal Pty Ltd.	New South Wales, Australia
Wambo Open Cut Pty Ltd.	Queensland, Australia
WICET Holdings Pty Ltd	Australia
Wilpinjong Coal Pty Ltd.	Queensland, Australia

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